UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016

Consolidated-Tomoka Land Co.

(Exact name of Registrant as Specified in Its Charter)

Florida	001-11350	59-0483700
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida		32117
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (386) 274-2202

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The information contained in this Current Report Form 8-K that is furnished under this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A copy of material that will be used in investor presentations delivered by representatives of Consolidated-Tomoka Land Co. (the “Company”) from time to time is attached to the Current Report on Form 8-K as Exhibit 99.1. These materials are dated April 27, 2016, and the Company disclaims any obligation to correct or update these materials in the future.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Shareholder Presentation Materials, dated April 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Company Name

Date: April 27, 2016	By:	/s/ Mark E. Patten
Mark E. Patten,
Senior Vice President and Chief Financial Officer